UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: July 26, 2023

(Date of earliest event reported)

STAR EQUITY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35947	33-0145723
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

53 Forest Ave. Suite 101,

Old Greenwich, CT, 06870

(Address of principal executive offices, including zip code)

203-489-9500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	STRR	NASDAQ Global Market
Series A Cumulative Perpetual Preferred Stock, par value $0.0001 per share	STRRP	NASDAQ Global market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 26, 2023, the Board of Directors (the “Board”) of Star Equity Holdings, Inc. (the “Company”) approved and adopted the Company’s 2023 Executive Incentive Bonus Plan (the “2023 Executive Incentive Plan”) on the recommendation of the Compensation Committee of the Board (the “Compensation Committee”).

2023 Executive Bonus Structure

Cash bonus payouts for the Company’s executive officers, pursuant to the 2023 Executive Incentive Plan, will be based on a percentage of base salary and payable based on the achievement of certain performance targets.

For each executive officer, the amount of total cash bonus payable under the 2023 Executive Incentive Plan will be based (i) 33.3% on the attainment of a target measure of Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (“AEBITDA”) for fiscal 2023 (the “Threshold Measure”), subject to other provisions of the 2023 Executive Incentive Plan, and (ii) 66.6% on the attainment of qualitative objectives established by the Compensation Committee.

Equity Grants

The Compensation Committee also determined that, as part of a long-term retention mechanism and to incentivize the executive officers to increase the Company’s shareholder value, the following restricted stock units (the “RSUs”) will be awarded effective on July 27, 2023 (the “Grant Date”) to Messrs. Coleman and Noble and Ms. Bible.

The RSU grants will vest over three years in equal installments, with each such installment vesting on each anniversary of the Grant Date. Each RSU grant to Messrs. Coleman and Noble and Ms. Bible will be made pursuant to and subject to the terms of the Company’s 2018 Incentive Plan.

Executive Officer	Cash Value of the Restricted Stock Units Granted

Richard K. Coleman, Jr. Chief Executive Officer	$74,000
David J. Noble Chief Financial Officer	$50,000
Hannah Bible Chief Legal Officer	$24,000

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit Number	Description

104	Cover Page Interactive Data (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAR EQUITY HOLDINGS, INC.

By:	/s/ Richard K. Coleman, Jr.
Richard K. Coleman, Jr. Chief Executive Officer

Date: August 1, 2023